# GMG
GOLDEN MATRIX GROUP

YOU CAN BET ON US

# Q3 2025

INVESTOR PRESENTATION

meridianbet   EXPANSE STUDIOS   R KINGS COMPETITIONS   GMAG   Classics   meridianplay

# Forward Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused there by and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and timing thereof; the Company's reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company's operations and prospects; the Company's ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavourably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly-filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and future periodic reports on Form10-K and Form 10-Q. These reports are available at www.sec.gov.

# Q3 2025 at a Glance

# Profitable Quarter Delivered

*Figures in millions except margins and EPS - Q3 2025 vs Q3 2024*

| Revenue | Gross Profit | Gross Margin | Net income | EPS | Adjusted EBITDA | Adjusted EBITDA Margin |
|---|---|---|---|---|---|---|
| +15% | +18% | +111.4 bps | $3.7M improvement | $0.03 improvement | +32% | 12% |
| $47.3 | $26.4 | 56% | $0.4M | $0.00 | $5.7M | +152.5bps |

Unaudited figures. See Appendix for reconciliation of non-GAAP measures

# Financial Performance

# Consistent Revenue Growth

*Execution that shows up in the numbers*


$50
$40
$30
$20
$10
$0
$41.0M
$47.3M
+15%
Q3 2024
Q3 2025

**Revenue up $6.3M YoY to $47.3M**


Revenue
Growth
15%

# Improved Operating Discipline

*Operating expenses as a share of revenue continue to decline*



60
50
40
30
20
10
0
54.7%
57.0%
58.6%
56.9%
61.7%
56.6%
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

**510 bps**

**Opex-to-Revenue Ratio Improvement**

**Opex-to-revenue ratio decreased 510 bps sequentially to 56.6%, reflecting sustained cost discipline**

# Operational Discipline Keeps Driving Margin Expansion

*Steady progress in profitability - growth converts into durable operating strength*


Values are in $M
$40
$30
$20
$10
$0
54.7%
22.4M
+111 bps
55.8%
26.4M
Q3 2024
Q3 2025


Gross profit
55.8%

**Gross profit grew 17.9% YoY to $26.4M, with gross margin expanding to 55.8%**

# Profitable Growth and Steady Margins

*Expanding top line while protecting margin strength*



Revenue
Gross Profit
Values are in $M
$60
$50
$40
$30
$20
$10
54.6%
58.4%
56.6%
56.4%
55.8%
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

# Capital Efficiency at Scale

*Debt Down 37% vs FY24 Year End, AEBITDA Up 32% YoY, Leverage Improving*

### Shareholder Equity

**+18%**

Shareholder equity grew 18% to $123.5M compared to $105.1M as of December 31, 2024. Growth driven by debt restructuring that eliminated convertible obligations, removed future conversion risk and cleared dilution overhang. Sequential growth from $121M in Q2 2025.

### Cash on Hand

**$22.0M**

Cash position remained solid at $22 million, supporting ongoing investment in platform innovation and geographic expansion. This reflects continued positive cash generation from operations and disciplined capital allocation.

### Net Debt Leverage

**1.2X**

Net debt leverage improved 20% to 1.2x from 1.5x in Q2 2025, as total debt declined to $45.1M (from $48.8M). This reflects a stronger balance sheet, with lower leverage supported by steady cash generation.

### AEBITDA

**$5.7M**

We achieved $5.7M adjusted EBITDA in Q3, with 12% margin, up 32% QoQ. Revenue scales faster than costs. Growing profitably while investing in expansion.

# Full-Year Outlook

# Updated FY 2025 Revenue Guidance and Q4 2025 Outlook

*Full-Year Revenue Expected in the Range of $186 M–$187 M (Up 23 –24% YoY) with Q4 Revenue Guidance of $52.7 M–$53.7 M (Up 15 –17% YoY)*


Values are in $M
$200
$150
$100
$50
$0
$151M
$187M
+ 24%
FY 2024A
FY 2025E


$60
$45
$30
$15
$0
$45.86
$53.7
+ 17%
Q4 2024
Q4 2025F
Values refer to $ million

# Operational Overview

# Meridianbet: Double- and Triple-Digit Growth Sustained

*Revenue up 26% YoY, Brazil Scaling Fast*

### Operational Highlights

- Total revenue up 26% YoY to $32.5M
- Sports revenue +25%, turnover +29% to $143M
- Online casino GGR up 30% to $14.6M, with 35% turnover growth to $485M

### Engagement & User Metrics

- New registrations: +70% YoY, as Brazil operation scales
- First depositors: +87% - improved onboarding conversion
- First deposit amount growth: +81%
- Monthly Active Users (MAU): +21%
- Total depositors: +21%

### Product & Technology

- Meridian Missions — proprietary gamification system live across core markets, boosting retention and player LTV through tiered rewards
- New responsible gambling tools introduced to reinforce player protection and regulatory alignment

meridianbet

| | | |
|---|---|---|
| Monthly Active Users (MAU) | +21% YoY | |
| Revenue Growth | $32.5M | +26% QoQ |
| User Growth & Engagement | +70% New Users<br>+87% Depositors<br>+21% Monthly Active Users (MAU) | QoQ |
| Product Performance | Sports: $17.9M +25%<br>Casino: $14.6M +30% | QoQ |

# Expanse Studios: Another Record-Breaking Quarter

*Exceptional YoY Growth in User Base and Engagement*

### Operational Highlights

- Revenue jumped 433%, game spins up 155%
- Players surged 248% YoY, reaching 564K unique users
- Pay-in and GGR grew 265% and 386% respectively

### Strategic Milestones

- 1,300th B2B partner reached — 300+ new operators added this quarter alone
- Gates of Olympia — Flagship title driving retention and engagement across all markets

| Players | Revenue | Pay-In | GGR |
|---|---|---|---|
| +248% | +433% | +265% | +386% |

# RKings: Record Quarter and Strong CRM-Driven Retention

*New CRM rollout boosting engagement as acquisition and order values continue to rise*

R KINGS COMPETITIONS

### Performance Summary

- Strong quarter with sustained momentum
- **Record revenue of $7.6 M**, +14 % YoY, supported by stronger retention and repeat purchases.
- **New users +18 % YoY; conversion 84 % (+3 pts)** — efficiency gains from improved onboarding.
- **Total order value from new registrations +50% YoY,** driven by higher first-time AOV and more first-time purchasers.
- **CRM system deployed in Q3** to personalize engagement and lift lifetime value; full impact expected Q4.
- Marketing set to re-accelerate acquisition via optimized PPC and SEO campaigns.

| Revenue | New Users | Total Order Value from New Registrations |
|---|---|---|
| $7.6M (+14% YoY) | +18% YOY | +50% YoY |

# Classics: High-Margin, Accretive Addition to the Portfolio

*Strong Gross Margins And Higher AOV*

### Performance Summary

- Revenue +13% QoQ to $2.3M, reflecting stronger user engagement and higher transaction values.
- Gross profit after marketing +12% QoQ to $878K, showed clear increasing momentum and operational stability.
- New users +72% QoQ; conversion 94%.
- Average order value (AOV) +21% QoQ to $26
- First-time order value +23% QoQ to $253K
- Implemented new CRM system in Q3 to enhance lifecycle management; full rollout by Q4 expected to boost LTV, conversion, and retention, with VIP acquisition resuming in Q1 2026 and expanded omnichannel marketing to improve ROI.
- Record Campaign: August Holden Torana sold 10K+ packages, $776K revenue, AOV $69.64, 1.7K new buyers.

Classics

**Revenue**

**$2.3M (+13% QoQ)**

**New Users**

**+72% QoQ**

**Total Order Value from New Registrations**

**+23% QoQ**

# GMAG: Back in Growth Mode

*Revenue stable at $3.5M, expansion in new markets and AI-powered growth set up the next leg forward*

### Performance Summary

- Revenue: $3.5M (vs. $3.6M in Q2) – reflects a strategic transition with positive momentum.
- Emerging markets up 40%+, led by Brazil and Mexico.
- 12 new game providers added via AI-powered aggregator for improved scalability and personalization.
- Operator base expected to grow 10%+ in upcoming quarters through enhanced API efficiency.
- Mexplay is launching new CRM system in December to boost retention and deposit activity.

GMAG

**Revenue**

**$3.5M Stable QoQ**

**Emerging Markets**

**+40% Brazil and Mexico leading**

**New Providers**

**+12 added AI-Powered Aggregator**

# Building Long-Term Value

OUR MOAT

# **Six** Gaming Brands. **Zero** Overlap. **Pure** Synergy.


meridianbet
Online and Retail Sports Betting and iGaming | B2B+B2C | 18 Markets
GMAG
Casino Platform & Aggregator | B2B | Asia
R KINGS COMPETITIONS
Prize Competitions | B2C | UK & Ireland
GMG
GOLDEN MATRIX GROUP
25+ Markets
Six Verticals
Unified Strategy
EXPANSE STUDIOS
iGaming Development Studio | B2B | 1,000+ Partners
mexplay
CASINO ONLINE
Online Betting and iGaming Operator | B2C | Mexico
Classics
Loyalty & Subscriptions | B2C | Australia

# **Six** Businesses. **Zero** Competition. **Pure** Synergy.

*Built Like a Portfolio. Runs Like a Platform*

**Expansion**
25+ Regulated Markets

**Owned Technology**
20 Years Robust

## We Never Compete With Ourselves

- **Meridianbet:** 18 Markets Worldwide
- **RKings:** A Top UK Raffle Business
- **Mexplay:** Online Provider in Mexico
- **GMAG:** Asia B2B Infrastructure
- **Expanse:** 1000+ B2B Partners
- **Classics:** Australian Loyalty King

**Six Category Leaders - One Stock**

## We Make Money in Every Scenario

- Regulations Change - Our Moat Widens
- Retail Resilience with 700+ Locations
- M&A as a Revenue Catalyst
- B2C and B2B

**Antifragile by Design**

## The Moat That Compounds

- 20 Years Profitable
- 25+ Markets
- 1300+ B2B Partners
- Robust Tech Stack
- Strong Cash Flow
- 0% Overlap

**Rare Trinity: Profitable + Growing + Protected**

**Efficient**
Lean Operations

**Capital Discipline**
Self-Funded Growth

**Network Effects** + **Cross-Selling** + **Shared Tech**

**We Create, We Distribute, We Operate, We Own**

**We're Not in the Gaming Business. We ARE the Gaming Business**

REVENUE GROWTH

# Decade of Compounding Revenue Growth

*Growing faster. Scaling smarter. Powered by our own technology*


$200
$150
$100
$75
$50
$25
$10
$0
$25.98
$31.47
$38.81
$45.18
$40.68
$60.37
$74.93
$93.00
$151.12
$187.00
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024A
2025E
Revenue (USD Millions)

Note: Figures prior to April 9, 2024, represent Meridianbet Group results only. From April 9, 2024, onward, results reflect the combined company following Golden Matrix Group's acquisition of Meridianbet, with Meridianbet treated as the accounting acquirer under U.S. GAAP

STRATEGIC GROWTH JOURNEY

# From Startup to Global Platform

*Disciplined M&A. Unified Technology. Global Scale.*

**2016**
- Entry into Gaming Market

**2021**
- GMAG acquisition (Asia expansion)
- RKings acquisition (UK market entry)
- OTCQX uplisting

**2022**
- Mexplay acquisition (LatAm entry)
- NASDAQ Main Market listing

**2024-2025**
- Meridianbet + Expanse merger
- Brazil permanent license
- US B2B launch
- Classics for a Cause acquisition

**Nine Years of Execution. One Unified Platform.**

# Revenue Diversification: Our Geographic Moat

## Geographic revenue


9%
19%
5%
6%
5%
56%
Americas: 5%
UK: 19%
Europe (exc. UK): 56%
Australia: 5%
Asia: 6%
Africa: 9%


5%
19%
56%
6%
9%
5%

## Revenue Composition by Segment


7%
24%
69%
Meridianbet: 69%
Raffles: 24%
Aggregators: 7%

**25+ Markets**

**B2B & B2C**

**Online & Retail**

# Detailed Financial Data & Reconciliations

# Non-GAAP financial measures and Non-GAAP Reconciliations

*In addition to Financial Measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.*

| Non-GAAP Measure | Definition | Purpose of Adjusted Measures |
|---|---|---|
| **EBITDA and Adjusted EBITDA** | EBITDA excludes from net income:<br>• interest income and expense,<br>• income taxes, and<br>• depreciation and amortization.<br>• Adjusted EBITDA, further excludes:<br>• stock-based compensation<br>• restructuring costs | • Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.<br>• Used by management to assess performance and effectiveness of our business strategies.<br>• Provides a measure, among others, used in the determination of incentive compensation for management. |
| **Organic Revenue** | Organic Revenue is defined as revenue generated by MeridianBet Group, GMAG, and RKings for fiscal years 2024 and 2025, and by Classics for a Cause ("CFAC") for the periods of August to September 2024 and August to September 2025. | • Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.<br>• Used by management to assess performance and effectiveness of our business strategies. |
| **Net Debt and Net Debt Leverage Ratio** | Net Debt is defined as total debt less cash and cash equivalents. Net Debt Leverage Ratio is defined as Net Debt as of the balance sheet date divided by annualized Adjusted EBITDA for the quarter then ended. | • We believe these measures provide investors with additional insight into the Company's leverage and liquidity position, illustrating our ability to service and repay debt using operating performance and available cash resources. |

# Appendix 1 – Key Financial Metrics (Unaudited)

*Amounts In Millions, Except Per Share Data — Q3 2025 Vs Q3 2024*

| | Q3 2025 | Q3 2024 | Y/Y Change |
|---|---|---|---|
| **Revenue** | $47.3 | $41.0 | $6.3 |
| **Gross profit** | $26.3 | $22.4 | $3.9 |
| **Gross Margin** | 56% | 55% | 111.4 bps |
| **Net Income (loss)** | $0.4M | ($3.3M) | $3.7 |
| **EPS** | $0.00 | ($0.03) | $0.03 |
| **Adjusted EBITDA** | $5.7 | $4.3 | $1.4 |
| **Adjusted EBITDA Margin** | 12% | 11% | 152.5 bps |

# Appendix 2 – Reconciliation of GAAP to Organic Revenue (Unaudited)

*Organic Revenue In Thousands Excludes Contributions From Newly Acquired Entities*

| | Q3 2025 | Q3 2024 | Y/Y Change |
|---|---|---|---|
| **GAAP Revenue** | $47,316 | $40,992 | +15% |
| **(-) Acquired Entity Revenue** | ($715) | - | - |
| **Organic Revenue** | $46,601 | $40,992 | +14% |

Organic Revenue is defined as revenue generated by MeridianBet Group, GMAG, and RKings for fiscal years 2024 and 2025, and by Classics for a Cause ("CFAC") for the periods of August to September 2024 and August to September 2025.

**Amounts in Thousands**

# Appendix 3 - Net Debt Leverage

| | |
|---|---|
| **Debt** | $45,078,253 |
| **Less: cash and cash equivalents** | $22,042,638 |
| **Net Debt** | $23,035,615 |
| **Divided by: annualized adjusted EBITDA** | $19,718,527 |
| **Net debt leverage ratio** | 1.2 |

# Appendix 4 - Stand-Alone Q3 2025 Income Statement (Unaudited)

*Golden Matrix Group, Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited*

| | Q3 2025 | Q3 2024 |
|---|---|---|
| **Revenues** | $47,316,308 | $40,992,329 |
| **Cost of goods sold** | ($20,929,885) | ($18,589,162) |
| **Gross Profit** | $26,386,423 | $22,403,167 |
| | | |
| **Operating expenses, Selling, general and administrative expenses** | $26,774,044 | $23,379,550 |
| **Income (loss) from operations** | ($387,621) | ($976,383) |
| | | |
| **Other income (expense):** | | |
| **Interest expense** | ($510,636) | ($790,193) |
| **Interest earned** | $62,036 | $58,475 |
| **Foreign exchange loss/gain** | $817,201 | ($219,060) |
| **Other Income** | $634,458 | $495,654 |
| **Total other income (loss)** | $1,003,059 | ($455,124) |
| **Net income (loss) before tax** | $615,438 | ($1,431,507) |
| **Provision for income taxes** | $201,636 | $1,864,122 |
| **Net income (loss)** | $413,802 | ($3,295,629) |

# Appendix 4 - Stand-Alone Q3 2025 Income Statement (Unaudited)

*Golden Matrix Group, Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited*

| | Q3 2025 | Q3 2024 |
|---|---|---|
| Less: Net income (loss) attributable to noncontrolling interest | ($152,212) | $109,935 |
| Net income (loss) attributable to GMGI | $566,014 | ($3,405,564) |
| | | |
| Weighted average ordinary shares outstanding: | | |
| Basic | $139,769,484 | $121,510,697 |
| Diluted | $142,758,774 | $121,510,697 |
| | | |
| Net income (loss) per ordinary share attributable to GMGI: | | |
| Basic | $0.00 | ($0.03) |
| Diluted | $0.00 | ($0.03) |
| Net income (loss) | $413,802 | ($3,295,629) |
| Foreign currency translation adjustments | ($667,259) | $1,818,258 |
| Comprehensive income (loss) | ($253,457) | ($1,477,371) |
| Less: Net income (loss) attributable to noncontrolling interest | ($152,212) | $109,935 |
| Comprehensive income (loss) attributable to GMGI | ($101,245) | ($1,587,306) |

GMG
GOLDEN MATRIX GROUP

3651 Lindell Road, Suite D131, Las Vegas, Nevada,
89103, United States

+1 702 318-7548
www.goldenmatrix.com